UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2021

Ryerson Holding Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-34735

(Commission File Number)

26-1251524

(I.R.S. Employer Identification No.)

227 W. Monroe St., 27th Floor, Chicago, IL 60606

(Address of principal executive offices and zip code)

(312) 292-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value, 100,000,000 shares authorized	RYI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

      Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02.   Results of Operations and Financial Condition.

The information contained within Item 2.02 of this Form 8-K and Exhibit 99.1 and Exhibit 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On August 4, 2021, Ryerson Holding Corporation (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2021. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The Company also provided a presentation as a supplement to its press release. A copy of the presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 8.01	Other Events.

On August 4, 2021, the Company issued a press release announcing that the Board of Directors of the Company (the “Board”) approved a quarterly dividend.

The quarterly dividend will be paid on September 16, 2021 in the amount of $0.08 per share of common stock to stockholders of record on August 16, 2021.  Future quarterly dividends, if any, will be subject to Board approval.

Additionally, the press release announced that the Company authorized a stock repurchase program that permits the purchase of up to $50 million of the Company’s outstanding shares of common stock.  The new authorization is currently effective and will be in effect through August 4, 2023.  Under the stock repurchase program, management has discretion in determining the conditions under which shares may be purchased from time to time

The Company sponsors the Ryerson Pension Plan.  In addition, the Company's wholly-owned subsidiary, Central Steel and Wire Company, LLC, sponsors the Central Steel & Wire Company Retirement Plan.  No members of the Company's controlled group are expected to be subject to any share repurchase plan or program.

The timing, price, and volume of repurchases will be based on market conditions, relevant securities laws, and other factors.  Stock repurchases may be executed through various means, including, without limitation, open market transactions, privately negotiated transactions, a share repurchase trading plan, or by other means as determined by the Company’s management and in accordance with applicable securities laws and regulations. The Company’s stock repurchase program may be discontinued or amended at any time for any reason.

A copy of this press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

d) Exhibits

The following exhibits are being furnished or filed, as applicable, with this Current Report on Form 8-K:

Exhibit Number	Exhibit Title or Description
99.1	Ryerson Holding Corporation press release dated August 4, 2021.

99.2	Ryerson Holding Corporation quarterly release presentation dated August 4, 2021.

99.3	Ryerson Holding Corporation press release dated August 4, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 4, 2021

RYERSON HOLDING CORPORATION

By:	/s/ James J. Claussen
Name:	James J. Claussen
Title:	Executive Vice President and Chief Financial Officer